SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

Forest Laboratories, Inc.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
Carl C. Icahn
Dr. Eric J. Ende
Pierre Legault
Andrew J. Fromkin
Daniel A. Ninivaggi
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

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4)           Date Filed:

On June 29, 2012, Carl C. Icahn and affiliated entities filed Amendment No. 5 to Schedule 13D relating to Forest Laboratories, Inc., a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF FOREST LABORATORIES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.   INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D RELATING TO THE COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF FOREST LABORATORIES, INC., FILED BY THE PARTICIPANTS ON JUNE 17, 2011, AND AMENDED BY AMENDMENT NOS. 1, 2, 3, 4 AND 5 THERETO (THE “SCHEDULE 13D”).  EXCEPT AS OTHERWISE DISCLOSED HEREIN OR IN THE SCHEDULE 13D, THE PARTICIPANTS HAVE NO INTEREST IN FOREST LABORATORIES, INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF FOREST LABORATORIES, INC., AS DISCLOSED IN THE SCHEDULE 13D.  THE SCHEDULE 13D IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

EXHIBIT 1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 5)*

Forest Laboratories, Inc.
(Name of Issuer)

Common Stock, Par Value $0.10
(Title of Class of Securities)

345838106
(CUSIP Number)

Keith Schaitkin, Esq.
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4300

(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

June 29, 2012
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box  / /.

NOTE:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1.  Security and Issuer

This statement constitutes Amendment No. 5 to the Schedule 13D relating to the Common Stock, par value $0.10 (the “Shares”), issued by Forest Laboratories, Inc. (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on June 17, 2011 and amended by Amendment Nos. 1 through 4 thereto (as amended, the "Initial Schedule 13D"), on behalf of the Reporting Persons (as defined in the Initial Schedule 13D), to furnish the additional information set forth herein.  All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial Schedule 13D.

Item 4.  Purpose of Transaction

Item 4 of the Initial Schedule 13D is hereby amended by adding the following:

On June 29, 2012, the Reporting Persons delivered the attached letter to the Issuer’s board of directors (the “June 29 Letter”).  A copy of the June 29 Letter is filed herewith as an exhibit.  In addition, the Reporting Persons filed a complaint with the Delaware Court of Chancery concerning the matters set forth in the June 29 Letter.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF FOREST LABORATORIES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

Item 7.  Material to be Filed as Exhibits

Exhibit 1	The June 29 Letter

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: June 29, 2012

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner

By:  /s/ Edward E. Mattner
    Name: Edward E. Mattner
    Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By:   /s/ SungHwan Cho
    Name: SungHwan Cho
    Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

CARL C. ICAHN
767 Fifth Avenue, 47th Floor
New York, NY 10153

June 29, 2012

Via Email and Federal Express

Board of Directors
Forest Laboratories, Inc.
909 Third Avenue
New York, NY  10022

We have received your letter responding to our demand for disclosure from Forest Labs under Section 220 of the Delaware law, in which you refused to provide us with documents concerning a number of items.  Most disturbing is your refusal to provide any information relating to succession planning for Forest Labs.  It is inarguable that the most important role at a company is that of Chief Executive Officer.  Given that this role has been filled by 84-year old Howard Solomon for the past 35 years, the stockholders have a right to know how the company intends to fill this role going forward.  Perhaps you really have no succession plan at all.  But even more troubling, perhaps there are plans that are not being disclosed regarding Howard Solomon’s son, David Solomon, a man whose only senior level executive experience has come from working for his father (prior to that David was in the business of making movies).  What is Forest Labs trying to hide?

Howard Solomon and this board, who collectively own less than 2% of this great company, MUST BE MADE TO REALIZE THAT FOREST LABS IS NOT A DYNASTY TO BE DESPOTICALLY HANDED DOWN FROM FATHER TO SON IGNORING THE GREAT RISK OF THIS ACTION TO ITS SHAREHOLDERS.

As we stated in our 220 demand, more than 19 months ago the U.S. government sought to exclude most of Forest Labs’ senior management team from U.S. government programs.  Shortly thereafter, Lawrence Olanoff abruptly resigned as President of Forest Labs.   In response to this threat to management continuity, Howard Solomon took over as President – the top operations role – and the company promoted David Solomon, Howard Solomon’s son, as a senior executive, reporting directly to his father.  In the minutes of an April 2011 Board meeting, it was revealed that those December 2010 promotions were undertaken “with a view to developing a succession plan to ultimately filling the COO and CEO positions.”  It’s been over 19 months.  These positions have yet to be so filled and stockholders have continued to be left in the dark.  The Board’s cloak and dagger approach regarding its succession planning has gone on long enough.

To make our point, we need only look to how this problem was addressed by Institutional Shareholder Services Inc. in its report issued on June 24, 2011 (the “2011 ISS Report”) which stated as follows:

“However, the fact that the succession plan involves having a senior executive – presumably a candidate for the top job – report to his own father – who presumably has some influence in the matter – is another bad omen. SVP Solomon may in fact be the best candidate for the job, internally or externally: it is hard to know, if all his senior level executive experience came at the firm his father has been running for four decades. At a publicly-held company, succession planning should never be confused, visually or procedurally, with establishing a dynasty.”

“Unaffiliated shareholders should be concerned about the degree to which the independent directors are truly independent of the long serving Chairman and CEO. Among the red flags are these directors’ apparent unwillingness to exclude the CEO from highstakes discussions – such as the company’s response to threatened regulatory action against him individually – in which he is clearly conflicted, and their apparently easy acceptance of the fundamental conflict involved in making the CEO’s own son one of his direct reports.”

Your ongoing lack of transparency with stockholders is only made more evident by your wrongful withholding of the information that we requested in our 220 demand.  It is outrageous that you have chosen to hide behind legal chicanery (the cost of which will be borne by stockholders) rather than disclose information that stockholders have the right to know.  We ask – What are you trying to hide and why must stockholders pay your high priced lawyers to help you hide it?

In response to our 2011 proxy contest, the company disclosed that it would recommend that the Board make a commitment, which would be part of the Forest Labs Corporate Governance Guidelines, to consult at least once per year, with leading corporate governance experts to (i) stay abreast of best practices and consider how they might apply to Forest Labs and (ii) make recommendations for any appropriate reform.  It does not appear that you amended the Corporate Governance Guidelines to include that commitment.  Moreover, you have failed to disclose whether or not the promised consultations with such experts did in fact take place and, if they did take place, what were the results of any such consultations.  These corporate governance initiatives, however meager, were central to your campaign promises last year.  The stockholders have a right to know whether the company in fact delivered on its promise.  But your letter arrogantly refuses to provide that simple information.  Again, we ask -- what are you trying to hide?

As Ronald Reagan said, “Trust but verify.”  We believe stockholders have ample cause to seek to verify what is in fact happening at Forest Labs.  That is why we demanded information from you.  And that is why you should provide it.  We need only recall the 2011 ISS Report’s assessment of the Board’s decisions regarding Mr. Solomon’s potential exclusion by the government to see why more transparency is needed at Forest Labs:

“The image of the CEO sitting in on the ostensibly independent directors as they discuss whether or not to support him is uncomfortably close to that of a show trial: a theatrical demonstration of power, with a pre-determined outcome, in which those with ostensible authority must first and foremost demonstrate their zealous personal loyalty to the one who holds real power.”

“All the subsequent protestations about personal integrity and independence ring a little hollow, when the right course of action – calling an executive session to let the unaffiliated outside directors debate the issues in private, without any undue influence from insiders – was both an obvious and easy choice. That the meeting appears to have been orchestrated from the C-suite – the General Counsel, rather than the board’s own outside advisors, apparently prepared and presented the materials which shaped the discussion – does not help matters.”

“If there was ever a moment for the independent directors to take matters into their own hands, this was it. That they failed to do so – and perhaps even failed to recognize their own responsibility to do so – is deeply worrisome.”

WE HAVE CONCLUDED THAT THE ONLY REASON THAT YOU WILL NOT GIVE US INFORMATION THAT WE ARE LEGALLY ENTITLED TO UNDER DELAWARE LAW CONCERNING SUCH “BENIGN” BUT IMPORTANT SUBJECTS SUCH AS SUCCESSION PLANS AND CORPORATE GOVERNANCE, IS BECAUSE YOU HAVE SOMETHING TO HIDE.  WE THEREFORE ARE COMMENCING LITIGATION COMPELLING YOU TO REVEAL THE ITEMS THAT YOU HAVE REFUSED TO PROVIDE IN ORDER TO FIND OUT EXACTLY WHAT YOU ARE TRYING TO HIDE.  IN THIS WAY STOCKHOLDERS CAN MAKE A TRULY INFORMED DECISION AT THE UPCOMING ANNUAL MEETING, INSTEAD OF HAVING TO CONTINUE TO MAKE THEIR DECISIONS IN THE DARK.

Very truly yours,

                /s/ Carl C. Icahn
Carl C. Icahn

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF FOREST LABORATORIES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.   INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D RELATING TO THE COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF FOREST LABORATORIES, INC., FILED BY THE PARTICIPANTS ON JUNE 17, 2011, AND AMENDED BY AMENDMENT NOS. 1, 2, 3, 4 AND 5 THERETO (THE “SCHEDULE 13D”).  EXCEPT AS OTHERWISE DISCLOSED HEREIN OR IN THE SCHEDULE 13D, THE PARTICIPANTS HAVE NO INTEREST IN FOREST LABORATORIES, INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF FOREST LABORATORIES, INC., AS DISCLOSED IN THE SCHEDULE 13D.  THE SCHEDULE 13D IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.